UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 10, 2007

Group 1 Automotive, Inc. 401(k) Savings Plan
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13461	76-0506313
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

950 Echo Lane, Suite 100, Houston, Texas		77024
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-647-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

On December 10, 2007, Weinstein Spira & Company ("Weinstein") advised Mr. J . Brooks O'Hara, Plan Administrator for the Group 1 Automotive, Inc. 401(k) Savings Plan (the "Plan"), that it was resigning as the independent auditors for the Plan, as a result of personnel changes at Weinstein.

(i) On December 10, 2007, Weinstein resigned as the Plan's independent auditor.

(ii) Weinstein's report on the financial statements of the Plan for the years ended December 31, 2004, December 31, 2005 and December 31, 2006 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) Although the resignation of Weinstein was not requested by the Plan Administrative Committee, the resignation of Weinstein has been approved by the Plan Administrative Committee.

(iv) During the Plan's two most recent fiscal years, and through December 10, 2007, there were no disagreements with Weinstein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Weinstein, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

(v) During the Plan's two most recent fiscal years, and through December 10, 2007, Weinstein did not advise the Plan of any reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except that, for the year ended December 31, 2006, Weinstein determined that a material weakness in the internal control environment existed relative to the operation of certain key reconciliations and period-end close processes in support of the financial reporting function. This material weakness in the internal control environment did not result in a material misstatement in the financial statements of the Plan.

The Plan has provided Weinstein with a copy of the above disclosures which the Plan is making in response to Item 304(a)(3) of Regulation S-K and has requested that Weinstein furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. A copy of such letter dated December 14, 2007, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

16.1 Letter from Weinstein Spira & Company to the Securities and Exchange Commission, dated December 14, 2007, regarding change in certifying accountants.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Group 1 Automotive, Inc. 401(k) Savings Plan

December 14, 2007	By:	/s/ J. Brooks O'Hara

Name: J. Brooks O'Hara
Title: Plan Administrator

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Exhibit Index

Exhibit No.	Description

16.1	Letter from Weinstein Spira & Company to the Securities and Exchange Commission, dated December 14, 2007, regarding change in certifying accountants.